Exhibit 99.1

News Release

Contact:

Thomas Lyles

Chief Executive Officer and President

875 Lowcountry Blvd

Mount Pleasant, SC 29464

(843) 388-8433

Tidelands Bancshares Announces Second Quarter Results

Tidelands Bancshares, Inc., the holding company for Tidelands Bank, announced that the net loss for the second quarter of 2012 was $150,204 compared to a loss of $6,146,662 for the second quarter of 2011.  After dividends accrued for payment to the U.S. Treasury on preferred stock, net loss available to common shareholders for the quarter was $389,976 compared to a loss of $6,382,630 for the same period of 2011.  For the six months ended June 30, 2012, net income was $113,254 and net loss available to common shareholders was $366,290, after the preferred dividend.  In comparison, the net loss for the six months ended June 30, 2011 was $10,425,842 and net loss attributable to common shareholders was $10,849,086.

About Tidelands Bancshares, Inc.

Tidelands Bancshares, Inc., headquartered in Mt. Pleasant, SC, operates as a bank holding company of Tidelands Bank. Tidelands Bank is a local community bank focused on serving individuals, families, entrepreneurs, and small businesses in the South Carolina Lowcountry, with 7 locations serving Charleston, Dorchester, Berkeley, Horry, and Beaufort counties. Tidelands Bank offers mortgages, construction loans, deposit products, internet banking, 24 hour telephone banking, and ATM service, and takes great pride in providing the custom banking solutions and services necessary to meet customer needs. Traded on the NASDAQ pink sheets market as TDBK.PK, Tidelands can also be found on the web at www.tidelandsbank.com. For more information regarding the matters described in this press release, please refer to Tidelands Bancshares, Inc.’s filings, including on Form 10-K, with the Securities and Exchange Commission at www.sec.gov.

Forward Looking Statements

Certain statements in this news release contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to future plans, expectations and benefits of the strategic plan, and are thus prospective. Such forward-looking statements are subject to risks, uncertainties, and other factors, such as a downturn in the economy, greater than expected noninterest expenses, volatile credit and financial markets, potential deterioration in real estate values, and regulatory changes and excessive loan losses, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by our company or any person that future events, plans, or expectations contemplated by our company will be achieved. We undertake no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events, or otherwise.

-Financial Tables Follow-

SUMMARY CONSOLIDATED FINANCIAL DATA

Our summary consolidated financial data as of and for the quarters ended June 30, 2012 and 2011are unaudited but, in the opinion of our management, contain all adjustments (consisting of only normal recurring adjustments) necessary to present fairly our financial position and results of operations for such periods in accordance with generally accepted accounting principles.

Item 1. Financial Statements

Tidelands Bancshares, Inc. and Subsidiary

Consolidated Balance Sheets

	June 30,	December 31,
	2012	2011
	(Unaudited)	(Audited)
Assets:

Cash and cash equivalents:
Cash and due from banks	$5,822,208	$4,552,076
Federal funds sold	25,925,901	39,610,000
Total cash and cash equivalents	31,748,109	44,162,076
Securities available-for-sale	75,998,052	57,145,909
Nonmarketable equity securities	2,591,650	3,317,450
Total securities	78,589,702	60,463,359
Mortgage loans held for sale	334,000	416,849
Loans receivable	359,445,117	379,643,539
Less allowance for loan losses	7,229,424	10,320,259
Loans, net	352,215,693	369,323,280
Premises, furniture and equipment, net	21,820,103	22,285,895
Accrued interest receivable	2,015,416	1,850,487
Bank owned life insurance	15,194,922	14,947,329
Other real estate owned	21,019,983	18,905,600
Other assets	948,998	1,760,923
Total assets	$522,886,926	$534,115,798

Liabilities:
Deposits:
Noninterest-bearing transaction accounts	$16,461,078	$12,283,423
Interest-bearing transaction accounts	37,238,529	23,492,325
Savings and money market accounts	101,142,237	111,283,544
Time deposits $100,000 and over	171,556,811	183,133,192
Other time deposits	108,693,558	115,321,975
Total deposits	435,092,213	445,514,459

Securities sold under agreements to repurchase	20,000,000	20,000,000
Advances from Federal Home Loan Bank	34,000,000	34,000,000
Junior subordinated debentures	14,434,000	14,434,000
ESOP borrowings	1,325,000	1,425,000
Accrued interest payable	2,218,829	2,037,862
Other liabilities	2,812,772	2,646,195
Total liabilities	509,882,814	520,057,516

Commitments and contingencies

Shareholders’ equity:
Preferred stock, $.01 par value and liquidation value per share of $1,000, 10,000,000 shares authorized, 14,448 issued and outstanding at June 30, 2012 and December 31, 2011	14,076,708	13,958,364
Common stock, $.01 par value, 75,000,000 shares authorized; 4,277,176 shares issued and outstanding at June 30, 2012 and December 31, 2011	42,772	42,772
Common stock-warrant, 571,821 shares outstanding at June 30, 2012 and December 31, 2011	1,112,248	1,112,248
Unearned ESOP shares	(1,606,413)	(1,681,103)
Capital surplus	43,115,916	43,188,836
Retained deficit	(42,926,514)	(42,560,223)
Accumulated other comprehensive income (loss)	189,395	(2,612)
Total shareholders’ equity	14,004,112	14,058,282
Total liabilities and shareholders’ equity	$523,886,926	$534,115,798

Tidelands Bancshares, Inc. and Subsidiary

Consolidated Statements of Operations and Comprehensive Income (Loss)

For the six and three months ended June 30, 2012 and 2011

(Unaudited)

	Six Months Ended		Three Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
Interest income:
Loans, including fees	$9,831,678	$10,918,450	$4,592,378	$5,287,547
Securities available for sale, taxable	1,013,496	1,036,598	576,267	525,886
Federal funds sold	42,386	28,708	19,560	12,789
Other interest income	11,053	129	102	28
Total interest income	10,898,613	11,983,885	5,188,307	5,826,251
Interest expense:
Time deposits $100,000 and over	1,335,873	1,384,739	656,024	679,073
Other deposits	1,352,544	1,747,481	643,577	824,928
Other borrowings	1,137,865	1,235,551	569,436	697,217
Total interest expense	3,826,282	4,367,771	1,869,037	2,201,218
Net interest income	7,072,331	7,616,114	3,319,270	3,625,033
Provision for loan losses	535,000	9,750,117	310,000	5,548,117
Net interest income (loss) after provision for loan losses	6,537,331	(2,134,003)	3,009,270	(1,923,084)
Noninterest income:
Service charges on deposit accounts	26,200	25,662	12,621	12,827
Residential mortgage origination income	99,497	81,576	59,607	32,090
Gain on sale of securities available-for-sale	270,781	—	181,280	—
Other service fees and commissions	209,489	294,723	96,456	138,604
Increase in cash surrender value of BOLI	247,592	271,775	127,844	136,838
Other	13,535	22,506	11,535	16,302
Total noninterest income	867,094	696,242	489,343	336,661
Noninterest expense:
Salaries and employee benefits	2,721,777	3,197,144	1,345,816	1,504,930
Net occupancy	785,409	802,213	377,501	409,918
Furniture and equipment	422,998	415,965	205,754	212,632
Other real estate owned expense	1,056,962	1,782,133	519,600	928,856
Other operating	2,304,025	2,790,626	1,200,146	1,552,595
Total noninterest expense	7,291,171	8,988,081	3,648,817	4,608,931
Income (loss) before income taxes	113,254	(10,425,842)	(150,204)	(6,195,354)
Income tax benefit	—	(48,692)	—	(48,692)
Net income (loss)	113,254	(10,377,150)	(150,204)	(6,146,662)
Accretion of preferred stock to redemption value	118,344	110,736	59,172	55,368
Preferred dividends accrued	361,200	361,200	180,600	180,600
Net loss available to common shareholders	$(366,290)	$(10,849,086)	$(389,976)	$(6,382,630)
Other Comprehensive Income (loss):
Unrealized gain on securities available for sale	576,227	822,641	1,165,737)	791,099
Reclassification adjustment for realized gain on securities	(270,781)	—	(181,280)	—
Tax effect	(113,439)	(312,604)	(371,463)	(300,618)
Total other comprehensive income (loss)	192,007	510,037	612,994)	490,481
Comprehensive Income (Loss)	$25,717	$(10,339,049)	$423,018	$(5,892,149)
Loss per common share:
Basic loss per share	$(0.09)	$(2.65)	$(0.10)	$(1.58)
Diluted loss per share	$(0.09)	$(2.65)	$(0.10)	$(1.58)
Weighted average common shares outstanding
Basic	4,094,250	4,086,502	4,096,668	4,041,341
Diluted	4,094,250	4,086,502	4,096,668	4,041,341